Exhibit 4.1

NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT.	“THE SHARES REPRESENTED BY THIS
INCORPORATED UNDER THE LAWS OF THE STATE OF NEVADA.	CERTIFICATE ARE ADJUSTED TO REFLECT
A 1 FOR 10 REVERSE SPLIT EFFECTIVE BY
THE CORPORATION ON 2/14/2008.

PROUROCARE MEDICAL INC.	XXXXXXXXXXXXXXXX
AUTHORIZED COMMON STOCK: 50,000,000 SHARES • PAR VALUE: $0.00001
CUSIP NO. 74373C 20 6

THIS CERTIFIES THAT
Is The Record Holder Of

Shares of PROUROCARE MEDICAL INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney  upon surrender of this Certificate properly endorsed.  This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.

Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:

/s/ Richard C. Carlson
PRESIDENT	[SEAL]

/s/ David F. Koenig
SECRETARY

INTERWEST TRANSFER CO. INC. P.O. BOX 17136/SALT LAKE CITY, UTAH 84117	COUNTERSIGNED & REGISTERED
COUNTERSIGNED Transfer Agent-Authorized Signature

#6 • Copyrights© 2004 / Reynolds Graphics. Inc. / Salt Lake City, Urah

The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.

TEN COM	-	as tenants in common	UNIF GIFT MIN ACT -		Custodian
TEN ENT	-	as tenants by the entireties		(Cust)		(Minor)
JT TEN	-	as joint tenants with right of		under Uniform Gifts to Minors
		survivorship and not as tenants		Act
		in common		(State)

Additional abbreviations may also be used though not in the above list.

For Value Received, hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE

(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

Shares of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint _________________

                                                                                                                                                                           Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated

NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER

• NOTICE SIGNATURE GUARANTEED:

SIGNATURE(S) MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL STOCK EXCHANGE, OR BY A BANK (OTHER THAN A SAVINGS BANK). OR A TRUST COMPANY. THE GUARANTEEING FIRM MUST BE A MEMBER OF THE MEDALLION GUARANTEE PROGRAM.

TRANSFER FEE WILL APPLY

***FOR MEDALLION GUARANTEE USE ONLY***